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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 2, 2003

                                    QT 5, INC
               (Exact name of Registrant as specified in charter)


DELAWARE                              0-25022                72-7148906
(State or other jurisdiction   (Commission File Number)    (IRS Employer
of incorporation)                                        Identification Number)

                       5655 LINDERO CANYON ROAD, SUITE 120
                       WESTLAKE VILLAGE, CALIFORNIA 91362
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (818) 338-1510


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     TRANSCRIPT OF CONFERENCE CALL

     On June 2, 2003 at 10:00 a.m. CT, QT 5, Inc. held a webcast and conference call to discuss the launch of its product NICOWater(TM) as well as provide revenue and earnings guidance for fiscal 2004. The full transcript of the conference call is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

     REVENUE AND EARNINGS GUIDANCE FOR FISCAL 2004

     On June 2, 2003, QT 5, Inc. issued a press release providing revenue and earnings guidance for fiscal 2004. The full text of the press release is set forth in Exhibit 99.2 attached hereto and is incorporated in this Report as if fully set forth herein.

     DETAIL TO GUIDANCE FOR FISCAL 2004

     On June 3, 2003, QT 5, Inc. issued a press release providing additional detail to its previously released revenue and earnings guidance for fiscal 2004. The full text of the press release is set forth in Exhibit 99.3 attached hereto and is incorporated in this Report as if fully set forth herein.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION NOT APPLICABLE.

     (c)  EXHIBITS

                  EXH. NO.      DESCRIPTION

                  99.1          Conference Call Transcript dated June 2, 2003

                  99.2          Press Release dated June 2, 2003

                  99.3          Press Release dated June 3, 2003

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 5, 2003                                   QT 5, INC.

                                                      By: /s/ Steve Reder
                                                         ---------------------
                                                      Steve Reder
                                                      President


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                         EXHIBITS FILED WITH THIS REPORT


EXH. NO.          DESCRIPTION
--------          -----------
99.1              Conference Call Transcript dated June 2, 2003

99.2              Press Release dated June 2, 2003

99.3              Press Release dated June 3, 2003




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